Second Quarter 2020 Earnings Call David Burritt President and Chief Executive Officer Christie Breves Senior Vice President and Chief Financial Officer Rich Fruehauf Senior Vice President, Chief Strategy and Development Officer Kevin Lewis Vice President, Investor Relations and Corporate FP&A July 31, 2020 Steel strip in a zinc coating bath

Forward-looking Statements These slides are being provided to assist readers in understanding the results of operations, financial condition and cash flows of United States Steel Corporation for the second quarter of 2020. They should be read in conjunction with the consolidated financial statements and Notes to Consolidated Financial Statements contained in our Annual Report on Form 10-K and Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission. This presentation contains information that may constitute ”forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward- looking statements by using the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “target,” “forecast,” “aim,” "should," “will,” "may" and similar expressions or by using future dates in connection with any discussion of, among other things, operating performance, trends, events or developments that we expect or anticipate will occur in the future, statements relating to volume changes, share of sales and earnings per share changes, anticipated cost savings, potential capital and operational cash improvements, U. S. Steel's future ability or plans to take ownership of the Big River Steel joint venture as a wholly owned subsidiary, and statements expressing general views about future operating results. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements are not historical facts, but instead represent only the Company’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. It is possible that the Company’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward looking statements. Management believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. Our Company undertakes no obligation to publicly update or revise any forward looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our Company's historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to the risks and uncertainties described in “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2019, our Quarterly Reports on Form 10-Q for the quarter ended March 31, 2020 and June 30, 2020, and those described from time to time in our future reports filed with the Securities and Exchange Commission. References to "we," "us," "our," the "Company," and "U. S. Steel," refer to United States Steel Corporation and its consolidated subsidiaries. 2

Explanation of Use of Non-GAAP Measures We present adjusted net (loss) earnings, adjusted net (loss) earnings per diluted share, (loss) earnings before interest, income taxes, depreciation and amortization (EBITDA) and adjusted EBITDA, which are non-GAAP measures, as additional measurements to enhance the understanding of our operating performance. We believe that EBITDA and segment EBITDA, considered along with net (loss) earnings and segment (loss) earnings before interest and income taxes, are relevant indicators of trends relating to our operating performance and provide management and investors with additional information for comparison of our operating results to the operating results of other companies. Net debt is a non-GAAP measure calculated as total debt less cash and cash equivalents. We believe net debt is a useful measure in calculating enterprise value. Both EBITDA and net debt are used by analysts to refine and improve the accuracy of their financial models which utilize enterprise value. Adjusted net (loss) earnings and adjusted net (loss) earnings per diluted share are non-GAAP measures that exclude the effects of items such as the Tubular asset impairment charge, restructuring and other charges, the gain on previously held investment in UPI, the Tubular inventory impairment, the December 24, 2018 Clairton coke making facility fire, the Big river Steel options mark to market, and the FIN 48 reserve that are not part of the Company's core operations (Adjustment Items). Adjusted EBITDA is also a non-GAAP measure that excludes the financial effects of the Adjustment Items. We present adjusted net (loss) earnings, adjusted net (loss) earnings per diluted share and adjusted EBITDA to enhance the understanding of our ongoing operating performance and established trends affecting our core operations, by excluding the Adjustment Items. U. S. Steel's management considers adjusted net (loss) earnings, adjusted net (loss) earnings per diluted share and adjusted EBITDA as alternative measures of operating performance and not alternative measures of the Company's liquidity. U. S. Steel’s management considers adjusted net (loss) earnings, adjusted net (loss) earnings per diluted share and adjusted EBITDA useful to investors by facilitating a comparison of our operating performance to the operating performance of our competitors. Additionally, the presentation of adjusted net (loss) earnings, adjusted net (loss) earnings per diluted share and adjusted EBITDA provides insight into management’s view and assessment of the Company’s ongoing operating performance, because management does not consider the Adjustment Items when evaluating the Company’s financial performance. Adjusted net (loss) earnings, adjusted net (loss) earnings per diluted share and adjusted EBITDA should not be considered a substitute for net (loss) earnings, (loss) earnings per diluted share or other financial measures as computed in accordance with U.S. GAAP and is not necessarily comparable to similarly titled measures used by other companies. 3

Business Update SAFETY: Protecting lives and livelihoods LIQUIDITY: Fortifying the balance sheet TODAY YOU STRATEGY: WILL HEAR Executing our “best of both” strategy UPDATES ON: OPERATIONS & COMMERICAL: Supporting increased customer demand FINANCIAL OUTLOOK: Improving second half performance 4

Protecting lives and livelihoods guided by our S.T.E.E.L. Principles Safety First 2 Benchmarks : BLS - Iron & Steel: 0.70 AISI: 0.31 0.14 0.10 0.07 2018 2019 2020 YTD Days Away from Work1 1 Days Away from Work is defined as number of days away cases x 200,000 / hours worked 2 BLS – Iron & Steel 2018 data. AISI first 9 months of 2019 data 5

Protecting lives and livelihoods 360 o safety Physical Safety environment free from harm or injury Psychological Safety environment where individuals are encouraged to contribute their unique ideas and perspectives Incorporating all aspects of a safe working environment 6

Fortifying the balance sheet prioritizing cash and liquidity NET PROCEEDS NET PROCEEDS $977 $410 million million SECURED NOTES COMMON STOCK Approximately $1.4 billion of additional liquidity raised in 2Q 2020 7

Fortifying the balance sheet strong liquidity in an unprecedented market Total Liquidity as of June 30, 2020 6% 7% 0% Continued focus $2.7B cash and cost improvements Liquidity 87% Cash ($2,300M) U.S. ABL ($190M) USSK Facilities ($155M) Actively marketing UPI ABL ($7M)1 non-core assets2 1 The UPI Amended Credit Facility agreement was terminated on July 17, 2020 and the outstanding borrowings were repaid using cash on hand. UPI’s trade accounts receivables and inventory were added as collateral to our $2.0B Credit Facility Agreement. 8 2 Non-core assets include primarily real estate assets and USS-POSCO Industries (UPI) finishing business and related property

Executing our “best of both” strategy Big River remains our #1 strategic priority 3+ years call option 2x Well-positioned to increasing operating leverage acquire the remaining by doubling capacity1 50.1% stake in Big River Steel on-track ahead of schedule and on-budget2 1 Big River Steel Phase 2-A expansion will double capacity from 1.6 million net tons currently, to 3.3 million net tons by year end 2 Big River Steel Phase 2-A expansion 9

Responding to improved customer demand supporting blast furnace restarts Accelerating order entry in key Flat-rolled segment end markets Automotive Appliance +174% June – July vs. Order entry April – May improvement Construction Packaging 10

Second quarter 2020 financial highlights Flat-rolled Segment EBITDA1 $ Millions $86 • Total second quarter adjusted EBITDA1 EBITDA1 ($203) of ($264) million, ahead of our Margin: 1Q 2020 2Q 2020 4% (13%) guidance on June 17 U. S. Steel Europe Segment EBITDA1 $ Millions $9 • Quarter performance ~$51 million better than our expectations ($3) ➢ Flat-rolled: Stronger EBITDA1 1Q 2020 2Q 2020 ➢ U. S. Steel Europe: In-line Margin: 2% (1%) ➢ Tubular: In-line Tubular Segment EBITDA1 $ Millions • Capital market activity to bolster liquidity • $120 million of working capital release ($35) ($40) EBITDA1 1Q 2020 2Q 2020 Margin: (14%) (22%) 1 Earnings before interest, income taxes, depreciation and amortization Note: For reconciliation of non-GAAP amounts see Appendix. 11

Second quarter 2020 better than expected increased shipments in second half of June N. American Flat-rolled daily shipment pace ~50% Improvement 1st Half of June 2nd Half of June Increased momentum gives us confidence 2Q was the trough 12

Liquidity drivers progressing as expected 2Q Key Components Actuals Status Comment EBITDA expected to improve Adjusted EBITDA ($264M) throughout second half 2020 as✓ expected Working capital release of Working Capital $120M ~$250M in second half of 2020 as✓ expected Capital spending of ~$300M in Capital Spending ($173M) second half of 2020 as✓ expected Cash interest of ~$175M in Cash Interest ($51M) second half of 20201 as✓ expected 1 Including incremental cash interest expense of $65M associated with the 12% senior secured notes issued on May 29, 2020. This was not part of the $700M liquidity requirements disclosure. 13

Recap • Protecting lives and livelihoods • Prioritizing cash and liquidity • “Best of both” strategy remains the future 14

Q & A

Closing Remarks

Reconciliation of segment EBITDA Segment EBITDA – Flat-rolled 1Q 2020 2Q 2020 ($ millions) Segment earnings before interest and income taxes ($35) ($329) Depreciation 121 126 Flat-rolled Segment EBITDA $86 ($203) Segment EBITDA – U. S. Steel Europe 1Q 2020 2Q 2020 ($ millions) Segment earnings before interest and income taxes ($14) ($26) Depreciation 23 23 U. S. Steel Europe Segment EBITDA $9 ($3) Segment EBITDA – Tubular 1Q 2020 2Q 2020 ($ millions) Segment earnings before interest and income taxes ($48) ($47) Depreciation 13 7 Tubular Segment EBITDA ($35) ($40) 17

Reconciliation of adjusted EBITDA ($ millions) 1Q 2020 2Q 2020 Reported net earnings attributable to U. S. Steel ($391) ($589) Income tax provision (19) (5) Net interest and other financial costs 35 62 Reported earnings before interest and income taxes ($375) ($532) Depreciation, depletion and amortization expense 160 159 EBITDA ($215) ($373) Tubular asset impairment charges 263 ─ December 24, 2018 Clairton coke making facility fire ─ (4) Tubular inventory impairment ─ 24 Restructuring and other charges 41 89 Gain on previously held investment in UPI (25) ─ Adjusted EBITDA $64 ($264) 18

INVESTOR RELATIONS Kevin Lewis Vice President 412-433-6935 klewis@uss.com Eric Linn Senior Manager 412-433-2385 eplinn@uss.com www.ussteel.com